Exhibit (h)(26)

The following resolutions were duly adopted by the Board of Trustees of the Registrant and have not been modified or rescinded.

WHEREAS:	Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit total operating expenses (other than the exceptions disclosed in the prospectus for the applicable Fund) to the amounts set forth in the Board Material and as presented to and described at this meeting, subject to recapture as described below; now therefore, as to each listed class of each applicable Fund, be it

RESOLVED:	That the Board approves and agrees to this arrangement, subject to the following:

•       That this arrangement will continue for the applicable Fund until the date specified in the Board Material, unless modified or terminated prior to that date by agreement of LMPFA and the Board, and that this arrangement may be terminated at any time after such date by LMPFA;

• That the arrangement may be modified by LMPFA to decrease total annual operating expenses of a class or Fund at any time;

•       That LMPFA is permitted to recapture amounts waived or reimbursed to the Fund within the fiscal year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual operating expenses have fallen to a level below the limit described above; and

•       That in no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the limit described above or any other limit then in effect; and further

RESOLVED:	That the officers of the Trust be, and the same hereby are, authorized to update the Summary Prospectus, the Prospectus and the Statement of Additional Information, with such amendments or applicable filings to include such other revisions as said officers may deem appropriate; and further

RESOLVED:	That the officers of the Trust be, and each of them hereby is, authorized, empowered and directed to take all actions and to execute all documents necessary to give full effect to the foregoing resolutions in such manner or such forms as the officer or officers shall approve in his, her, or their discretion, in each case as conclusively evidenced by his, her, or their actions or signatures.

LEGG MASON PARTNERS EQUITY TRUST

Name of Fund	Name of Class	Expense Limit (%)	Expense Limit Expiration Date
ClearBridge Aggressive Growth Fund	A	None	—
	B	None	—
	C	None	—
	I	1.00	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.55	12/31/14
	R1	2.05	12/31/14
	FI	1.30	12/31/14

Legg Mason Capital Management All Cap Fund	A	None	—
	A2 (effective 3/22/13)	1.42	12/31/14
	B	None	—
	C	None	—
	1	Not to exceed Class A	12/31/14
	I	1.00	12/31/14
	R	1.55	12/31/14
	R1 (until 3/22/13)	2.05	12/31/14
	FI	1.30	12/31/14

ClearBridge Appreciation Fund	A	None	—
	B	None	—
	C	None	—
	I	0.90	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.45	12/31/14
	R1	1.95	12/31/14
	FI	1.05	12/31/14

ClearBridge Equity Income Fund	A	1.20	12/31/14
	B	2.20	12/31/14
	C	2.00	12/31/14
	I	1.00	12/31/14

	IS	Not to exceed Class I	12/31/14
	R	1.50	12/31/14
	R1	2.10	12/31/14
	FI	1.25	12/31/14
	1	Not to exceed Class A	12/31/14

ClearBridge Tactical Dividend Income Fund	A	1.25	12/31/14
	C	2.00	12/31/14
	I	1.00	12/31/14
	R	2,25	12/31/14
	R1	2.00	12/31/14
	FI	1.25	12/31/14

Legg Mason Esemplia Emerging Markets Long-Short Fund	A	2.00	12/31/14
	C	2.75	12/31/14
	I	1.35	12/31/14
	R	2.25	12/31/14
	R1	2.75	12/31/14
	FI	2.00	12/31/14

ClearBridge Equity Fund	A	1.25	12/31/14
	C	2.00	12/31/14
	O	0.95	12/31/14
	I	0.95	12/31/14
	R	1.50	12/31/14
	R1	2.00	12/31/14
	FI	1.25	12/31/14

Legg Mason Investment Counsel Financial Services Fund	A	1.50	12/31/14
	C	2.25	12/31/14
	I	1.25	12/31/14
	R	1.75	12/31/14
	R1	2.25	12/31/14
	FI	1.50	12/31/14

ClearBridge All Cap Value Fund	A	None	—
	B	None	—

	C	None	—
	I	1.00	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.55	12/31/14
	R1	2.05	12/31/14
	FI	1.30	12/31/14

Legg Mason Batterymarch Global Equity Fund	A	1.50	12/31/14
	B	2.25	12/31/14
	C	2.25	12/31/14
	1	Not to exceed Class A	12/31/14
	I	1.25	12/31/14
	R	1.75	12/31/14
	R1	2.25	12/31/14
	FI	1.50	12/31/14

ClearBridge International All Cap Opportunity Fund	A	1.45	12/31/14
	B	2.45	12/31/14
	C	2.20	12/31/14
	I	1.15	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.70	12/31/14
	R1	2.20	12/31/14
	FI	1.45	12/31/14

ClearBridge International Small Cap Opportunity Fund	A	1.45	12/31/14
	C	2.20	12/31/14
	I	1.20	12/31/14
	IS	1.10	12/31/14
	R	1.70	12/31/14
	R1	2.20	12/31/14
	FI	1.45	12/31/14

ClearBridge Large Cap Growth Fund	A	None	—
	B	2.30	12/31/14
	C	None	—

	I	1.05	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.60	12/31/14
	R1	2.10	12/31/14
	FI	1.35	12/31/14

ClearBridge Large Cap Value Fund	A	None	—
	B	2.00	12/31/14
	C	None	—
	I	0.90	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.45	12/31/14
	R1	1.95	12/31/14
	FI	1.20	12/31/14

ClearBridge Mid Cap Core Fund	A	1.29	12/31/14
	B	2.29	12/31/14
	C	2.05	12/31/14
	1	Not to exceed Class A	12/31/14
	I	1.05	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.60	12/31/14
	R1	2.10	12/31/14
	FI	1.35	12/31/14

ClearBridge Mid Cap Growth Fund	A	1.30	12/31/14
	C	2.05	12/31/14
	I	1.05	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.60	12/31/14
	R1	2.15	12/31/14
	FI	1.35	12/31/14

ClearBridge Small Cap Growth Fund	A	1.28	12/31/14
	B	2.30	12/31/14
	C	2.09	12/31/14
	1	Not to exceed Class A	12/31/14

	I	1.05	12/31/14
	IS	Not to exceed Class I	12/31/14
	R	1.60	12/31/14
	R1	2.10	12/31/14
	FI	1.35	12/31/14

ClearBridge Small Cap Value Fund	A	None	—
	B	2.25	12/31/14
	C	None	—
	I	1.05	12/31/14
	R	1.60	12/31/14
	R1	2.10	12/31/14
	FI	1.35	12/31/14

Legg Mason Investment Counsel Social Awareness Fund	A	None	—
	B	None	—
	C	None	—
	I	1.00	12/31/14
	R	1.50	12/31/14
	R1	2.00	12/31/14
	FI	1.25	12/31/14

Legg Mason Batterymarch S&P 500 Index Fund	A	0.59	12/31/14
	D	0.39	12/31/14

Legg Mason Batterymarch U.S. Large Cap Equity Fund	A	1.05	12/31/14
	C	1.80	12/31/14
	I	0.80	12/31/14
	IS	0.80	12/31/14
	R	1.30	12/31/14
	R1	1.80	12/31/14
	FI	1.05	12/31/14

Legg Mason Lifestyle Allocation 85%	A	0.80	12/31/14
	B	1.55	12/31/14
	C	1.55	12/31/14
	R	1.05	12/31/14

	R1	1.55	12/31/14
	FI	0.80	12/31/14
	I	0.55	12/31/14

Legg Mason Lifestyle Allocation 70%	A	0.80	12/31/14
	B	1.55	12/31/14
	C	1.55	12/31/14
	R	1.05	12/31/14
	R1	1.55	12/31/14
	FI	0.80	12/31/14
	I	0.55	12/31/14

Legg Mason Lifestyle Allocation 50%	A	0.80	12/31/14
	B	1.55	12/31/14
	C	1.55	12/31/14
	R	1.05	12/31/14
	R1	1.55	12/31/14
	FI	0.80	12/31/14
	I	0.55	12/31/14

Legg Mason Lifestyle Allocation 30%	A	0.80	12/31/14
	B	1.30	12/31/14
	C	1.55	12/31/14
	C1	1.25	12/31/14
	R	1.05	12/31/14
	FI	0.80	12/31/14
	I	0.55	12/31/14

Legg Mason Target Retirement 2015	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2020	A	1.15	12/31/14
	C	1.90	12/31/14

	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2025	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2030	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2035	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2040	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2045	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement 2050	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Legg Mason Target Retirement Fund	A	1.15	12/31/14
	C	1.90	12/31/14
	I	0.85	12/31/14
	IS	0.75	12/31/14
	R	1.40	12/31/14
	R1	1.90	12/31/14
	FI	1.15	12/31/14

Permal Tactical Allocation Fund	A	1.75	12/31/14
	C	2.50	12/31/14
	I	1.50	12/31/14
	IS	1.50	12/31/14
	R	2.00	12/31/14
	FI	1.75	12/31/14

Legg Mason Dynamic Multi-Strategy Fund	A	1.45	12/31/13
	C	2.20	12/31/13
	FI	1.45	12/31/13
	R	1.75	12/31/13
	I	1.15	12/31/13
	IS	1.05	12/31/13

ClearBridge Select Fund	A	1.50	12/31/14
	C	2.25	12/31/14
	F!	1.50	12/31/14
	R	1.75	12/31/14
	I	1.15	12/31/14
	IS	1.05	12/31/14

Legg Mason Batterymarch Managed Volatility Global Dividend Fund	A	1.30	12/31/14
	C	2.05	12/31/14
	FI	1.30	12/31/14
	R	1.55	12/31/14
	I	0.95	12/31/14
	IS	0.85	12/31/14

Legg Mason Batterymarch Managed Volatility International Dividend Fund	A	1.30	12/31/14
	C	2.05	12/31/14
	FI	1.30	12/31/14
	R	1.55	12/31/14
	I	0.95	12/31/14
	IS	0.85	12/31/14